UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

15821 Ventura Boulevard, Suite 100- Encino, CA	91436
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 257-7700

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

CU Bancorp Chief Executive Officer, David I. Rainer and Chief Financial Officer, Karen Schoenbaum, will make one-on-one presentations to investors and potential investors at the 2014 Keefe, Bruyette & Woods Community Bank Investor Conference to be held at the Grand Hyatt Grand Central, New York, New York on July 29, 2014. A copy of the presentation materials is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the slide presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the presentation as well as in the Company’s other documents filed with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 8.01	Other Events

CU Bancorp Chief Executive Officer, David I. Rainer and Chief Financial Officer, Karen Schoenbaum, will make one-on-one presentations to investors and potential investors at the 2014 Keefe, Bruyette & Woods Community Bank Investor Conference to be held at the Grand Hyatt Grand Central, New York, New York on July 29, 2014. The information set forth under the captions “Forward-Looking Statements,” “CU Bancorp, California United Bank and 1st Enterprise Bank Merger Announcement,” “Additional Information About the Proposed Transaction With 1st Enterprise Bank and Where to Find It” and “Participants in the Solicitation” in the presentation furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01. The presentation will also be available on CU Bancorp’s website www.cubancorp.com at “News and Market Data – Presentations”.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1

Copy of presentation materials which CU Bancorp Chief Executive Officer, David I. Rainer and Chief Financial Officer Karen Schoenbaum will present in one-on-one meetings to investors and potential investors at the 2014 Keefe, Bruyette & Woods Community Bank Investor Conference to be held at the Grand Hyatt Grand Central, New York, New York on July 29, 2014. (Furnished pursuant to Regulation FD).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CU Bancorp

Dated: July 28, 2014	By:	/s/ Anita Y. Wolman
Anita Y. Wolman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Copy of presentation materials which CU Bancorp Chief Executive Officer, David I. Rainer and Chief Financial Officer Karen Schoenbaum will present in one-on-one meetings to investors and potential investors at the 2014 Keefe, Bruyette & Woods Community Bank Investor Conference to be held at the Grand Hyatt Grand Central, New York, New York on July 29, 2014. (Furnished pursuant to Regulation FD).